UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2017

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SELECT ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 North I-35, P.O. Box 1715 Gainesville, Texas 76241
(Address of Principal Executive Offices)

(940) 668-0259
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On August 23, 2017, Select Energy Services, Inc. (NYSE: WTTR) (“Select” or “the Company”) and Rockwater Energy Solutions, Inc. (“Rockwater”) received notice from the U.S. Federal Trade Commission that it had granted early termination, effective immediately, of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act), with respect to the proposed merger previously announced on July 18, 2017 pursuant to which Select and Rockwater will merge in a stock-for-stock transaction.

The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the transaction, which remains subject to other customary closing conditions, including the filing with the Securities and Exchange Commission (the “SEC”) of the information statement describing the proposed merger by Select and the subsequent mailing of this information statement to Select’s stockholders.

On August 24, 2017, the Company issued a press release announcing the early termination of the HSR Act waiting period. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2017

SELECT ENERGY SERVICES, INC.

By:	/s/ Adam R. Law
Adam R. Law
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 24, 2017.